UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2023 (January 11, 2023)

RMG ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40013	98-1574120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

57 Ocean, Suite 403 5775 Collins Avenue Miami Beach, Florida	33140
(Address of principal executive offices)	(Zip Code)

(786) 359-4103

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	RMGCU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	RMGC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	RMGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K (this “Current Report”) under the heading “Proposal 1” is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On January 11, 2023, RMG Acquisition Corp. III, a Cayman Islands exempted company (“RMG III”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which holders of RMG III’s 40,488,640 ordinary shares, comprised of RMG III’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and RMG III’s Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), were present in person or by proxy, representing approximately 67.062% of the voting power of the 60,375,000 issued and outstanding ordinary shares of RMG III, comprised of 48,300,000 Class A Ordinary Shares and 12,075,000 Class B Ordinary Shares, entitled to vote at the Extraordinary General Meeting at the close of business on November 22, 2022, which was the record date (the “Record Date”) for the Extraordinary General Meeting. RMG III’s shareholders of record as of the close of business on the Record Date are referred to herein as “Shareholders”. In connection with the Extension (as defined below), a total of 260 Shareholders have elected to redeem an aggregate of 47,381,598 Class A Ordinary Shares, representing approximately 98.10% of the issued and outstanding Class A Ordinary Shares. A summary of the voting results at the Extraordinary General Meeting for each of the proposals is set forth below.

Proposal 1

The Shareholders approved, by special resolution, the proposal to amend and restate RMG III’s Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of the proxy statement to extend the date by which RMG III must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in RMG III’s initial public offering, from February 9, 2023 to May 9, 2023 (the “Extended Date,”) and to allow RMG III, without another shareholder vote, to elect to further extend the date to consummate a business combination up to three times by an additional month each time after the Extended Date, upon two days’ advance notice prior to the applicable deadline, for a total of up to six months, to August 9, 2023, if RMG III has entered into a definitive business combination agreement (the “Extension,” and such proposal, the “Extension Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
39,066,197	1,422,343	100	0

On January 11, 2023, to effectuate the Extension, RMG III filed with the Cayman Islands Registrar of Companies the Second Amended and Restated Memorandum and Articles of Association of RMG III (the “Second A&R Charter”). The foregoing description of the Second A&R Charter does not purport to be complete and is qualified in its entirety by the terms of the Second A&R Charter, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 2

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, was not presented at the Extraordinary General Meeting, as the Extension Proposal received a sufficient number of votes for approval.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside RMG’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of RMG to enter into a definitive agreement with respect to an initial business combination with the Target within the time provided in RMG’s amended and restated certificate of incorporation; performance of the Target’s business; the risk that the approval of the shareholders of RMG for the proposed transaction is not obtained; failure to realize the anticipated benefits of the proposed transaction, including as a result of a delay in consummating the proposed transaction; the amount of redemption requests made by RMG’s shareholders and the amount of funds remaining in RMG’s trust account after satisfaction of such requests; RMG’s and the Target’s ability to satisfy the conditions to closing the proposed transaction; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of RMG filed, or to be filed, with the SEC. RMG does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Memorandum and Articles of Association of RMG III.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2023

RMG ACQUISITION CORP. III

By:	/s/ Robert S. Mancini
Name:	Robert S. Mancini
Title:	Chief Executive Officer